Exhibit 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Ubiquiti Networks, Inc.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

EXECUTED this 17th day of January 2014.

SUMMIT PARTNERS, L.P.	SUMMIT PARTNERS PE VII, LLC
By: Summit Master Company, LLC, its general partner	By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By: *	By: *
Member	Member

SUMMIT PARTNERS PE VII, L.P.	SUMMIT PARTNERS PRIVATE EQUITY FUND VII-A, L.P.
By: Summit Partners PE VII, LLC, its general partner	By: Summit Partners PE VII, L.P., its general partner
By: Summit Partners, L.P., its managing member	By: Summit Partners PE VII, LLC, its general partner
By: Summit Master Company, LLC, its general partner	By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By: *	By: *
Member	Member

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-B, L.P.		SUMMIT INVESTORS MANAGEMENT, LLC
By: Summit Partners PE VII, L.P., its general partner		By: Summit Partners, L.P., its managing member
By: Summit Partners PE VII, LLC, its general partner		By: Summit Master Company, LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By: *	By:	*
Member		Member

SUMMIT INVESTORS I, LLC		SUMMIT INVESTORS I (UK), L.P.
By: Summit Investors Management, LLC, its manager		By: Summit Investors Management, LLC, its manager
By: Summit Partners, L.P., its managing member		By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner		By: Summit Master Company, LLC, its general partner

By: *	By:	*
Member		Member

By: *	By:	*
Martin J. Mannion		Bruce R. Evans

	*By:	/s/ Robin W. Devereux
Robin W. Devereux
Power of Attorney**

**	Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are filed as Exhibit 2 to the report on Schedule 13G filed by the reporting persons on February 10, 2012 for the year ended December 31, 2011.